                                                                    Exhibit 24.1

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                     /s/ R. L. Waltrip
                                                   ---------------------

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                 /s/ Samuel W. Rizzo
                                               -----------------------

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                /s/ Vincent L. Visosky
                                              --------------------------

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                    /s/ Anthony L. Coelho
                                                  -------------------------

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                   /s/ Douglas M. Conway
                                                 -------------------------

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                   /s/ Jack Finkelstein
                                                 ------------------------

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                  /s/ A. J. Foyt, Jr.
                                                -----------------------

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                   /s/ James J. Gavin, Jr.
                                                 ---------------------------

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                    /s/ James H. Greer
                                                  ----------------------

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                /s/ L. William Heiligbrodt
                                              ------------------------------

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                   /s/ B. D. Hunter
                                                 --------------------

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                /s/ John W. Mecom, Jr.
                                              --------------------------

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                 /s/ Clifton H. Morris, Jr.
                                               ------------------------------

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                   /s/ E. H. Thornton, Jr.
                                                 ---------------------------

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                  /s/ W. Blair Waltrip
                                                ------------------------

                               POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Samuel W. Rizzo and James
M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

               The Securities of the Company covered by this power of attorney are:

               (i) Common Stock which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, Amended 1987 Stock Plan, the Company's 1990 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Morlan International, Inc. 1983 Incentive Stock Option Plan and 1986 Stock Option Plan, options of Morlan International, Inc., and any other stock option or option plans;

               (ii) Common Stock and interests of participants in the Company's Employee Stock Purchase Plan, and any other Employee Stock Purchases Plans or ESOP;

               (iii) Common Stock, convertible debentures and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

               (iv) Common Stock and/or shares of any series of any Preferred Stock, par value $1.00 per share, of the Company which may be issued in connection with preferred share purchase rights and the Rights Agreement, dated as of July 18, 1988, as amended; and

               (v) Debt securities that may be issued from time to time pursuant to the authority of the Company's Board of Directors and Common Stock of the Company which may be issued upon conversion of any debt securities that may be convertible into Common Stock.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 1994.




                                                 /s/ Edward E. Williams
                                               --------------------------